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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 23, 1999
                                                         ---------------

                            OMEGA ENVIRONMENTAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         Commission File Number 0-20267


           DELAWARE                                  91-1499751
(STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


             550 KIRKLAND WAY, SUITE 200, KIRKLAND, WASHINGTON 98033
                   PO BOX 3005 BOTHELL, WASHINGTON      98041-3005
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)


                                  425-739-2072
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

           Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.    OTHER EVENTS

           UNAUDITED FINANCIAL STATEMENT INFORMATION

           On August 23, 1999, the Registrant filed unaudited financial statement information as of and for each of the months ended June 30, 1999 and May 31, 1999 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        c) EXHIBITS

           99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended June 30, 1999 and May 31, 1999 with related Notes to Financial Statement
                   Information.

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                              SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OMEGA ENVIRONMENTAL, INC.
                                       (Registrant)




Date:    August 23, 1999                      /s/    Donald E. Condit
                                       -----------------------------------------
                                                     Donald E. Condit
                                                 Chief Financial Officer